UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2007
ENTERPRISE PRODUCTS PARTNERS L.P.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-14323 (Commission File Number)	76-0568219 (I.R.S. Employer Identification No.)

1100 Louisiana, Houston, Texas (Address of Principal Executive Offices)	77002 (Zip Code)
713-381-6500
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On May 21, 2007, Enterprise Products Partners L.P. (the “Partnership”), its subsidiary operating partnership, Enterprise Products Operating L.P. (the “Operating Partnership”), and their respective general partners entered into an underwriting agreement relating to the public offering of $700,000,000 principal amount of the Operating Partnership’s 7.034% Fixed/Floating Rate Junior Subordinated Notes due 2068 (the “Notes”). The Notes are guaranteed on a junior subordinated, unsecured basis by the Partnership (the “Guarantee,” and together with the Notes, the “Securities”). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto. Closing of the issuance and sale of the Securities occurred on May 24, 2007.
     The Securities were issued pursuant to the Indenture dated as of October 4, 2004 (the “Base Indenture”) among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented by the Ninth Supplemental Indenture dated May 24, 2007 among the Operating Partnership, as issuer, the Partnership, as parent guarantor, and the Trustee (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). The Indenture allows the Operating Partnership to elect to defer interest payments on the Notes on one or more occasions for up to ten consecutive years subject to certain conditions. Deferred interest not paid on an interest payment date will bear interest from that interest payment date until paid at the then prevailing interest rate on the Notes, compounded semi-annually during the fixed rate period and quarterly during the floating rate period.
     During any period in which the Operating Partnership defers interest payments on the Notes, subject to certain exceptions, (1) the Operating Partnership and Partnership will not declare or make any distributions with respect to, or redeem, purchase or make a liquidation payment with respect to, any of their respective equity securities, (2) neither the Operating Partnership nor the Partnership will make, and each will cause their respective majority-owned subsidiaries not to make, any payment of interest, principal or premium, if any, on or repay, purchase or redeem any of the Operating Partnership’s or the Partnership’s debt securities (including securities similar to the Notes) that contractually rank equally with or junior to the Notes or the Guarantee, as applicable, and (3) neither the Operating Partnership nor the Partnership will make, and each will cause their respective majority-owned subsidiaries not to make, any payments under a guarantee of debt securities (including under a guarantee of debt securities that are similar to the Notes) that contractually ranks equally with or junior to the Notes or the Guarantee, as applicable. The Indenture does not limit the Partnership’s ability to incur additional debt, including debt that ranks senior in priority of payment to or pari passu with the Notes. Reference is hereby made to the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, hereto, for the complete terms of the Notes.
     In connection with the issuance of the Notes, the Operating Partnership and Partnership entered into a Replacement Capital Covenant in favor of the holders of a designated series of long-term indebtedness that ranks senior to the Notes. The covenant provides that the Operating Partnership and the Partnership will not, and will cause their respective majority-owned subsidiaries not to, redeem, repurchase, defease or purchase any of the Notes on or before January 15, 2038, unless, subject to certain limitations, during the 180 days prior to the date of that redemption, repurchase, defeasance or purchase, the Operating Partnership, the Partnership or any of their respective majority-owned subsidiaries has received a specified amount of proceeds from the sale of qualifying securities that have characteristics that are the same as, or more equity-like than, the applicable characteristics of the Notes. Reference is hereby made to the Replacement Capital Covenant, which is furnished as Exhibit 99.1 hereto, for the complete terms of the Replacement Capital Covenant.
     On May 22, 2007, the Partnership filed with the Securities and Exchange Commission a prospectus supplement dated May 21, 2007 to the accompanying base prospectus dated March 23, 2005 included in the Partnership’s and the Operating Partnership’s registration statement on Form S-3 (Registration Nos. 333-123150 and 333-123150-01), as amended. The prospectus supplement was filed pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, in connection with the above described offering. Certain opinions related to such registration statement and the offering are filed as exhibits to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits. The exhibits set forth below are filed herewith, except for 99.1, which is furnished herewith.

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated as of May 21, 2007, by and among Enterprise Products Operating L.P., Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products GP, LLC and J.P. Morgan Securities, Inc., Citigroup Global Markets Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2*	Ninth Supplemental Indenture, dated as of May 24, 2007, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto)

5.1*	Validity Opinion of Bracewell & Giuliani LLP

8.1*	Tax Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto)

99.1*	Replacement Capital Covenant, dated May 24, 2007, executed by Enterprise Products Operating L.P. and Enterprise Products Partners L.P. in favor of the covered debtholders described therein.

*	Filed herewith

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERPRISE PRODUCTS PARTNERS L.P.
By:	Enterprise Products GP, LLC,
its general partner

By:	/s/ W. RANDALL FOWLER
	Name:	W. Randall Fowler
	Title:	Senior Vice President and Treasurer

Dated: May 24, 2007

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1.1*	Underwriting Agreement, dated as of May 21, 2007, by and among Enterprise Products Operating L.P., Enterprise Products Partners L.P., Enterprise Products OLPGP, Inc., Enterprise Products GP, LLC and J.P. Morgan Securities, Inc., Citigroup Global Markets Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC, as Representatives of the several underwriters named on Schedule I thereto.

4.1	Indenture, dated as of October 4, 2004, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to the Partnership’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2004).

4.2*	Ninth Supplemental Indenture, dated as of May 24, 2007, by and among Enterprise Products Operating L.P., as issuer, Enterprise Products Partners L.P., as parent guarantor, and Wells Fargo Bank, National Association, as trustee.

4.3	Form of Junior Subordinated Note, including Guarantee (included in Exhibit 4.2 hereto)

5.1*	Validity Opinion of Bracewell & Giuliani LLP

8.1*	Tax Opinion of Bracewell & Giuliani LLP

23.1	Consent of Bracewell & Giuliani LLP (included in Exhibits 5.1 and 8.1 hereto)

99.1*	Replacement Capital Covenant, dated May 24, 2007, executed by Enterprise Products Operating L.P. and Enterprise Products Partners L.P. in favor of the covered debtholders described therein.

*	Filed herewith